                                                               EXHIBIT (a)(1)(B)


                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                          GLACIER WATER SERVICES, INC.
                        PURSUANT TO THE OFFERING CIRCULAR
                           DATED _______________, 2002


--------------------------------------------------------------------------------
           THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT
       5:00 P.M., NEW YORK CITY TIME, ON THE "EXPIRATION DATE", UNLESS THE
                               OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                      THE EXCHANGE AGENT FOR THE OFFER IS:
                          MELLON INVESTOR SERVICES LLC


                                        By First Class
           By Hand:                          Mail:                        By Overnight:
           -------                           ----                         ------------
 Mellon Investor Services LLC     Mellon Investor Services LLC    Mellon Investor Services LLC
         120 Broadway                    P.O. Box 3301                 85 Challenger Road
          13th Floor               South Hackensack, NJ 07606            Mail Drop-Reorg
      New York, NY 10271           Attn: Reorganization Dept.       Ridgefield Park, NJ 07660
  Attn: Reorganization Dept.                                       Attn: Reorganization Dept.

                              To Confirm Receipt of
                         Notice of Guaranteed Delivery:
                              FAX #: (201) 296-4293
                       FAX Confirmation #: (201) 296-4860

                           DELIVERY OF THIS LETTER OF

        TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

-------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTION 3)
-------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)    SHARE CERTIFICATE(S) AND  SHARES TENDERED (ATTACH
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      ADDITIONAL SIGNED LIST IF NECESSARY)
APPEAR(S) ON SHARE CERTIFICATE)
-------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER
                                                                           OF SHARES
                                                                          EVIDENCED BY    TOTAL NUMBER
                                                    SHARE CERTIFICATE        SHARE         OF SHARES
                                                       NUMBER(S)         CERTIFICATE(S)    TENDERED(1)
                                                 ---------------------  ----------------  -------------

                                                 ---------------------  ----------------  -------------

                                                 ---------------------  ----------------  -------------

-------------------------------------------------------------------------------------------------------

(1) UNLESS OTHERWISE INDICATED, IT IS ASSUMED THAT ALL SHARES REPRESENTED BY A CERTIFICATE BEING DELIVERED ARE TENDERED.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

        This Letter of Transmittal is to be completed by Shareholders if certificates evidencing Shares ("Share Certificates") are to be forwarded herewith. If you are delivering your Shares by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company, you may use this Letter of Transmittal or you may use an Agent's Message (as defined in the Offering Circular). DELIVERY OF DOCUMENTS TO DTC WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to the "Expiration Date" and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in the Offering Circular. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
        FOLLOWING:

Name of Tendering Institution __________________________________________________

DTC Participant Number _________________________________________________________

Transaction Code Number ________________________________________________________

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any) or DTC Participation Number ______________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution which Guaranteed Delivery __________________________________

Ladies and Gentlemen:

        The undersigned hereby tenders to Glacier Water Services, Inc., a Delaware corporation (the "Company"), the above-described shares of common stock, par value $.01 per share (the " Shares"), in exchange for 8/10 (eight-tenths) of a Trust Preferred Security of Glacier Water Trust I (collectively the "Trust Preferred Securities"), as set forth in the Company's Offering Circular dated _____________, 2002 (the "Offering Circular"), on the terms and subject to the conditions set forth in the Offering Circular, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

        Subject to, and effective upon, acceptance for exchange of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Trust Preferred Securities to be delivered in exchange for such Shares, (ii) present Share Certificates for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

        The undersigned hereby represents and warrants to the Company that (i) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offering Circular and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer; (ii) the undersigned is hereby tendering to the Company all of the Shares held of record by the undersigned and all of the Shares to which the undersigned has disposition power; (iii) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (iv) on request, the undersigned will execute and deliver any additional documents the Exchange Agent or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; (v) the undersigned has read and agrees to all of the terms of the Offer; and (vi) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby.

        The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the Share Certificates tendered hereby. The certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares that the undersigned is tendering should be indicated in the appropriate boxes.

        The undersigned recognizes that under certain circumstances set forth in the Offering Circular, the Company may terminate or amend the Offer or may not be required to accept any of the Shares tendered hereby or may accept for exchange fewer than all of the Shares tendered hereby. The undersigned understands that Share Certificates not tendered or not accepted will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Share Certificate from the name of its registered holder, if the Company accepts none of the Shares represented by such certificate.

        The undersigned understands that acceptance of Shares by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

        The undersigned covenants and agrees to treat the 9-1/16% Junior Subordinated Deferrable Interest Debentures of the Company as indebtedness and the Trust Preferred Securities as evidence of an indirect beneficial ownership interest in such Junior Subordinated Deferrable Interest Debentures.

        The Trust Preferred Securities to be delivered in exchange for such of the tendered Shares as are accepted for exchange will be issued to the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Trust Preferred Securities to be delivered in exchange for Shares are to be issued in the name of someone other the than undersigned.


Issue Trust Preferred Securities to:

Name:___________________________________________________________________________
                                 (please print)
Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (include zip code)

Taxpayer Identification or Social Security Number:

________________________________________________________________________________
                        (See Substitute Form W-9 below)



SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Trust Preferred Securities to be delivered in exchange for Shares are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Mail Trust Preferred Securities to:

Name:___________________________________________________________________________
                                 (please print)
Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (include zip code)

                                    SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Signature(s) of Holder(s): _____________________________________________________

                           _____________________________________________________

Dated: __________________, 200__

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name(s): _______________________________________________________________________

         _______________________________________________________________________
                                    (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________
                                 (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________
Taxpayer Identification or
Social Security Number(s): _____________________________________________________

                   (See Substitute Form W-9 contained herein)

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                                 (PLEASE PRINT)
Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________

Dated: _________________, 200__

AFFIDAVIT OF LOST, MISSING OR DESTROYED CERTIFICATE(S) AND AGREEMENT OF INDEMNITY THIS AFFIDAVIT IS INVALID IF NOT SIGNED BELOW AND A CHECK IS NOT INCLUDED

Complete this Section ONLY if you cannot locate some or all of your Glacier Water Services, Inc. common stock certificate(s). Please print clearly.

TOTAL SHARES LOST -                                                                   Taxpayer ID or Social Security Number

--------------------------------------------------------------------------------
Please Fill In Certificate No(s). if Known    Number of Shares of Common Stock
------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------

------------------------------------------    ----------------------------------
                        Attach separate schedule if needed
--------------------------------------------------------------------------------

By signing this form I/We swear, depose and state that: I/We am/are the lawful owner(s) of the certificate(s) hereinafter referred to as the "securities" described in the enclosed Letter of Transmittal. The securities have not been endorsed, pledged, cashed, negotiated, transferred, assigned, or otherwise disposed of. I/We have made a diligent search for the securities and have been unable to find it or them and make this Affidavit for the purpose of inducing the sale, exchange, redemption, or cancellation of the securities, as outlined in the Letter of Transmittal, without the surrender of the original(s), and also to request and induce the Federal Insurance Company to provide suretyship for me to cover the missing securities under its Blanket Bond # 8302-00-67. I/we agree to surrender the securities for cancellation should I/We, at any time, find the securities. I/We hereby agree for myself/ourselves, my/our heirs, successors, assigns and personal representatives, in consideration of the proceeds of the sale, exchange, redemption or cancellation of the securities, and the aforementioned suretyship, to indemnify, protect and hold harmless Federal Insurance Company (the Surety), Glacier Water Services, Inc., and Mellon Investor Services LLC, and any other party to the transaction from and against all loss, costs, and damages including court costs and attorney's fees, which they may be subject to or liable for in respect to the sale, exchange, redemption, or cancellation of the securities without requiring surrender of the original securities. The rights accruing to the parties under the preceding sentence shall not be limited or abridged by their negligence, inadvertence, accident, oversight, breach or failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or may have occurred, I/We agree that this Affidavit and Indemnity Agreement is to become part of Blanket Bond # 8302-00-67 underwritten by the Federal Insurance Company.

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application or statement of claim, containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to civil penalties as prescribed by law.

X Signed by Affiant (shareholder)_____________________________________________   on this (date) __________________________
                                 (Deponent) (Indemnitore) (Heirs Individually)                  Month       Day      Year

Social Security #_____________________________   Date___________________________  Notary________________________________

                                 LOST SECURITIES PREMIUM/SERVICE FEE CALCULATION
                                 -----------------------------------------------
                         IF THE VALUE IS UNDER $1,000, THERE IS A $50.00 SERVICE FEE ONLY

1. Enter the number of shares that are lost:________________ x $_.__= $________________ Share Value*
   Multiply by $_.__ to get value of shares.

*IF THE SHARE VALUE EXCEEDS $500,000, OR IF THE SHAREHOLDER IS FOREIGN OR DECEASED, DO NOT CONTINUE WITH
CALCULATION. Contact Mellon Investor Services.

2. If value is greater than $1000 $_________________________ (Share Value) x (3%) or .03=$_____________________Surety Premium
   Multiply by 3% (.03) for Surety Premium.

3. Add $50.00 for service fee for total amount due.................................................................... $50.00
   TOTAL AMOUNT DUE (ADD 2 & 3).............................................................................$________________

Please make all checks payable to: MELLON INVESTOR SERVICES. ANY CHECKS OVER
$250.00 MUST BE IN THE FORM OF A CERTIFIED CHECK, CASHIER'S CHECK OR MONEY
ORDER. Please forward your signed check or money order, along with this Letter of Transmittal to Mellon Investor Services.

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member firm of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office, branch or agency in the United States which is a member of one of the Stock Transfer Association's approved medallion programs (such as Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith. Share Certificates evidencing ALL physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the "Expiration Date". If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the "Expiration Date" may tender their Shares pursuant to the guaranteed delivery procedure described in the Offering Circular. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the "Expiration Date"; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as described in the Offering Circular.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS ARE AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering Shareholders waive any right to receive any notice of the acceptance of their Shares for exchange.

        3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

        4. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

        If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

        5. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 5, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, delivery of any Trust Preferred Securities is to be made to a person other than the registered holder(s) of the shares, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be the responsibility of the tendering Shareholder. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

        6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any Trust Preferred Securities are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if any Trust Preferred Securities are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on this Letter of Transmittal, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

        7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the number of Trust Preferred Securities to be exchanged therefor and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and the

Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent nor any other person is or will be obligated to give notice of defects of irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

        8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offering Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

        9. SUBSTITUTE FORM W-9. Each tendering Shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such Shareholder is not subject to backup withholding of federal income tax. Failure to provide the information on the Substitute Form W-9 may subject the tendering Shareholder to 30% federal income tax withholding on the full payment of the purchase price of all Shares purchased from such Shareholder. If a tendering Shareholder does not provide a valid and complete Substitute Form W-9, the Exchange Agent may either (a) reject the tender or (b) sell sufficient Trust Preferred Securities at market to pay the applicable backup withholding. If a tendering Shareholder has been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding, such Shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Shareholder has since been notified by the Internal Revenue Service that such Shareholder is no longer subject to backup withholding. If a tendering Shareholder is subject to backup withholding, the Exchange Agent shall sell sufficient Trust Preferred Securities at market to pay the difference between the applicable backup withholding and funds (if any) provided by the tendering Shareholder in payment of any backup withholding due. If the tendering Shareholder has applied for a TIN but has not yet been issued the TIN or intends to apply for one in the near future, such Shareholder should check the box next to "Awaiting TIN" in Part 3 of the Substitute Form W-9, and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold all Trust Preferred Securities until the Exchange Agent is provided with a TIN, or the expiration of 60 days. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will sell sufficient Trust Preferred Securities at market to pay the difference between the applicable backup withholding and funds (if any) provided by the tendering Shareholder in payment of any backup withholding due.

        10. WITHHOLDING ON FOREIGN SHAREHOLDERS. The Exchange Agent will withhold federal income taxes equal to 30% of the gross payments payable to a foreign Shareholder unless the Exchange Agent determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign Shareholder is any Shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and (y) one or more United States persons have authority to control all substantial decisions of the trust. The Exchange Agent will determine a Shareholder's status as a foreign Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign Shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such Shareholder may be eligible should consider doing so in order to avoid overwithholding. The Exchange Agent will sell sufficient Trust Preferred Securities at market to pay the difference between the applicable withholding tax and funds (if any) provided by the tendering Shareholder in payment of any withholding tax due. A foreign Shareholder may be eligible for a refund of tax if such Shareholder meets one of the tests for capital gain or loss treatment described in the Offering
Circular or is otherwise able to establish that no tax or a reduced amount of tax was due. To obtain such a refund, a foreign Shareholder will be required to file certain forms and information with the United States Internal Revenue Service.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE "EXPIRATION DATE".

                            IMPORTANT TAX INFORMATION

        Under United States federal income tax law, a Shareholder whose tendered Shares are accepted for exchange is required to provide the Exchange Agent (as payer) with such Shareholder's correct TIN on Substitute Form W-9 below. If such Shareholder is an individual, the TIN is such Shareholder's social security number. If the Exchange Agent is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

        Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments that are made to a Shareholder with respect to Shares purchased pursuant to the Offer, the Shareholder is required to notify the Exchange Agent of such Shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such Shareholder is awaiting a TIN), and (b) that
(i) such Shareholder has not been notified by the Internal Revenue Service that such Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Shareholder that such Shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

        The Shareholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Shareholder should check the box next to "Awaiting TIN" in Part 3, and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30% of payments to such Shareholder until a TIN is provided to the Exchange Agent.

SUBSTITUTE                           PART 1 -- PLEASE PROVIDE     Social Security Number OR
FORM W-9                             YOUR TIN IN THE BOX AT       Employer Identification Number
                                     RIGHT AND CERTIFY BY
                                     SIGNING AND DATING BELOW.    _____________________

                                     PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:

                                      (1)  The number shown on this form is my correct Taxpayer
                                           Identification Number (or I am waiting for a number
DEPARTMENT OF THE TREASURY                 to be issued to me) and
INTERNAL REVENUE SERVICE
                                      (2)  I am not subject to backup withholding either
PAYER'S REQUEST FOR TAXPAYER               because:
IDENTIFICATION NUMBER (TIN)
                                           (a) I am exempt from backup withholding, or

                                           (b) I have not been notified by the Internal Revenue
                                               Service (the "IRS") that I am subject to backup
                                               withholding as a result of a failure to report
                                               all interest or dividends, or

                                           (c) the IRS has notified me that I am no longer
                                               subject to backup withholding.


                                     PART 3 -- AWAITING TIN  [ ]

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING.

Signature _________________________________________   Date: ____________________

Name (please print) ____________________________________________________________

Address (please print) _________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature___________________________________       Date_________________________


        Questions or requests for assistance or additional copies of the Offering Circular, any supplements thereto, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below.


                     THE INFORMATION AGENT FOR THE OFFER IS:

                          MELLON INVESTOR SERVICES LLC
                                 44 WALL STREET
                                    7TH FLOOR
                               NEW YORK, NY 10005
                                 (888) 451-6741